                         Kemper Money Market Fund

                                PROSPECTUS

                            November 20, 1995

KEMPER MONEY MARKET FUND
120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
1-800-537-6001.

The Fund offers a choice of investment portfolios and is designed for investors who seek maximum current income to the extent consistent with stability of principal. The Fund currently offers three portfolios. Each Portfolio invests exclusively in high quality money market instruments.
 .MONEY MARKET PORTFOLIO
 .GOVERNMENT SECURITIES PORTFOLIO
 .TAX-EXEMPT PORTFOLIO

This prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated November 20, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by ref-erence. It is available upon request without charge from the Fund at the ad-dress above or by calling 1-800-537-6001.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR EN-DORSED BY, ANY BANK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                               Table of Contents

Summary.....................................................................   2
Summary of Fund Expenses....................................................   3
Financial Highlights........................................................   4
How the Fund Works..........................................................   5
Investment Objectives, Policies and Risk Factors............................   5
Net Asset Value--Determining Share Price....................................  10
How To Buy Shares...........................................................  11
How To Sell Shares..........................................................  12
Exchanging Shares...........................................................  15
Special Features............................................................  17
Dividends and Taxes.........................................................  18
Investment Manager..........................................................  20
Performance.................................................................  21
Capital Structure...........................................................  22
Account Services Directory..................................................  23

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  SUMMARY

INVESTMENT OBJECTIVES
  Kemper Money Market Fund (the "Fund") is an open-end, diversified, management investment company offering a choice of three investment portfolios ("Portfolios"). The Fund is designed to provide you with professional management of your short-term investment dollars; the dollars that you want to be very liquid and accessible when special opportunities arise or that you want to know are in high quality investments.

  Each Portfolio invests in high quality short-term money market instruments consistent with its specific objective.

 .THE MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio primarily of commercial paper and bank obligations.

 .THE GOVERNMENT SECURITIES PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 .THE TAX-EXEMPT PORTFOLIO seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal from a portfolio of municipal securities.

  Each Portfolio may use a variety of investment techniques in seeking its objective including the purchase of repurchase agreements and variable rate securities. Each Portfolio seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that the objective of any Portfolio will be achieved or that any Portfolio will be able to maintain a net asset value of $1.00 per share. See "How the Fund Works" and "Investment Objectives, Policies and Risk Factors."

INVESTMENT MANAGER

  Kemper Financial Services, Inc. ("KFS") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. KFS is paid an annual investment management fee, payable monthly, on a graduated basis ranging from .50% of the first $215 million of average daily net assets of the Fund to .25% of average daily net assets of the Fund over $800 million. See "Investment Manager."

BUYING AND SELLING SHARES
  You may buy and sell shares of each Portfolio at net asset value with no sales charge. The minimum initial investment is $1,000 and the minimum subse-quent investment is $100. Accounts may be opened using the Account Application available from the Fund. Shares may be purchased by mailing a check, by wire transfer or in person in downtown Chicago and Kansas City. Please see "How To Buy Shares" for more information on how easy it is to invest. Shares may be sold or redeemed by written request or by using one of the Fund's expedited re-demption procedures. See "How To Sell Shares" for specific details.

DIVIDENDS
  Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional shares of the same Portfolio, unless you elect to be paid by check. See "Dividends and Taxes."

SPECIAL FEATURES

  A number of features are available to account holders, including: the Kemper Money-PLUSSM Account, a cash management program offering a combination of fea-tures including a no minimum checking account and a VISA(R) check card and Electronic Funds Transfer Programs. See "Special Features" and "Account Serv-ices Directory" for a description of these and other features.

                         SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES*
Sales Load on Purchases.................................................... None
Sales Load on Reinvested Dividends......................................... None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fee............................................................... None

                                                   MONEY   GOVERNMENT
                                                  MARKET   SECURITIES TAX-EXEMPT
ANNUAL FUND OPERATING EXPENSES                   PORTFOLIO PORTFOLIO  PORTFOLIO
(as a percentage of average net assets)          --------- ---------- ----------
Management Fees.................................   .27%       .27%       .27%
12b-1 Fees......................................   None       None       None
Other Expenses..................................   .25%       .19%       .13%
                                                   ----       ----       ----
Total Operating Expenses........................   .52%       .46%       .40%

                                                          PORTFOLIO         1 YEAR 3 YEARS 5 YEARS 10 YEARS
 EXAMPLE                                                  ---------         ------ ------- ------- --------
 You would pay the following expenses on a $1,000 Money Market............   $ 5     $17     $29     $65
 investment, assuming a 5% annual return and      Government Securities...   $ 5     $15     $26     $58
 redemption at the end of each time period:       Tax-Exempt..............   $ 4     $13     $22     $51

--------

*Table does not include $3.00 monthly small account fee. See "How to Sell
   Shares."

  The purpose of the table above is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Investment dealers and other firms may independently charge shareholders additional fees. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

  The tables below show financial information for each Portfolio, expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writ-ing or calling the Fund.

MONEY MARKET PORTFOLIO

                                                           YEAR ENDED JULY 31,
                      1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                    --------------------------------------------------------------------------------------------------
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period                  $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
-----------------------------------------------------------------------------------------------------------------------
Net investment
income and
dividends
declared                  .05       .03       .03       .04       .07       .08       .09       .07       .06       .07
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period           $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):        5.34      3.20      2.96      4.45      7.19      8.50      9.03      7.03      6.02      7.51
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses                  .52       .52       .52       .49       .46       .45       .49       .50       .52       .53
-----------------------------------------------------------------------------------------------------------------------
Net investment
income                   5.19      3.14      2.92      4.42      6.94      8.16      8.71      6.79      5.84      7.24
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL
DATA:
Net assets at end
of period
(in thousands)     $4,025,098 4,148,789 4,499,930 5,664,194 7,553,950 7,603,418 6,638,489 4,893,284 4,235,907 4,733,314
-----------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO
                                                           YEAR ENDED JULY 31,
                      1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                    --------------------------------------------------------------------------------------------------
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
period                  $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
-----------------------------------------------------------------------------------------------------------------------
Net investment
income and
dividends
declared                  .05       .03       .03       .04       .07       .08       .09       .07       .06       .07
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period           $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):        5.36      3.20      2.97      4.50      6.95      8.45      8.96      6.88      5.79      6.84
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses                  .46       .47       .45       .43       .43       .43       .49       .51       .67       .88
-----------------------------------------------------------------------------------------------------------------------
Net investment
income                   5.21      3.15      2.94      4.44      6.65      8.08      8.79      6.66      5.64      6.60
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL
DATA:
Net assets at end
of period
(in thousands)       $603,601   707,368   694,303   926,328 1,126,417   845,347   514,303   177,812   110,366   103,550
-----------------------------------------------------------------------------------------------------------------------

TAX-EXEMPT PORTFOLIO

                                                                                  SEPTEMBER 10, 1987
                                           YEAR ENDED JULY 31,                       TO JULY 31,
                           1995    1994    1993    1992    1991    1990    1989          1988
                            ------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period         $1.00    1.00    1.00    1.00    1.00    1.00    1.00         1.00
----------------------------------------------------------------------------------------------------
Net investment income
and dividends declared        .03     .02     .02     .04     .05     .06     .06          .04
----------------------------------------------------------------------------------------------------
Net asset value, end of
period                      $1.00    1.00    1.00    1.00    1.00    1.00    1.00         1.00
----------------------------------------------------------------------------------------------------
TOTAL RETURN (%):            3.53    2.33    2.39    3.57    5.07    5.81    6.21         4.33
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS (%):
Expenses                      .40     .41     .39     .39     .38     .40     .39          .45
----------------------------------------------------------------------------------------------------
Net investment income        3.46    2.30    2.36    3.49    4.92    5.64    6.12         4.68
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)    $760,143 792,131 758,630 796,272 788,253 693,307 529,670      190,933
----------------------------------------------------------------------------------------------------

NOTE: Ratios have been determined on an annualized basis. Total return is not annualized. The Money Market Portfolio's total return for the year ended July 31, 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 4.62%.

                              HOW THE FUND WORKS


  Kemper Money Market Fund is designed to provide you with professional man-agement of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of principal plus li-quidity. To help meet these objectives, the Fund provides you with a choice of separate investment portfolios ("Portfolios"): the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio. Because each Portfolio combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take ad-vantage of changing conditions and who seek to minimize risk by diversifying each Portfolio's investments.
  Each Portfolio seeks to maintain a net asset value of $1.00 per share. Thus, the Fund is designed for investors who want to avoid the fluctuations of prin-cipal commonly associated with equity and long-term bond investments. The fluctuations of these other types of investments are often represented by the movement of various unmanaged market indexes, such as the Dow Jones Industrial Average. In addition, although there can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share, each Portfolio has maintained a $1.00 net asset value since its incep-tion.

             INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


 .MONEY MARKET PORTFOLIO
  THE MONEY MARKET PORTFOLIO SEEKS MAXIMUM CURRENT INCOME TO THE EXTENT CON-SISTENT WITH STABILITY OF PRINCIPAL. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar denominated money market instruments that mature in 12 months or less:

 .Obligations of, or guaranteed by, the U.S. Government, its agencies or in-strumentalities.

 .Bank certificates of deposit (including time deposits) or bankers' accept-ances limited to domestic banks (including their foreign branches) and Cana-dian chartered banks having total assets in excess of $1 billion.

 .Commercial paper obligations rated A-1 or A-2 by Standard & Poor's Corpora-tion ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody's or AA by S&P or higher and invest ments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's or AA by S&P or higher. For a description of these ratings, see "Appendix--Ratings of Investments" in the Statement of Ad-ditional Information.

 .Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

  To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by London branches of U.S. banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regula-tions imposed by the domicile country of the foreign issuer. Eurodollar cer-tificates of deposit are not subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

  The Money Market Portfolio may invest in commercial paper which is issued by major corporations without registration under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) there-of. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very lim-ited.

  The Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and gener-ally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment deal-ers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment adviser considers the legally restricted but readily sale-able Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The Fund's investment adviser monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

 .GOVERNMENT SECURITIES PORTFOLIO
  THE GOVERNMENT SECURITIES PORTFOLIO SEEKS MAXIMUM CURRENT INCOME TO THE EX-TENT CONSISTENT WITH STABILITY OF PRINCIPAL. The Portfolio pursues its objec-tive by investing exclusively in the following securities that mature within 12 months or less.

 .U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
 .Repurchase agreements of the obligations described above.

  Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Associa-tion. Short-term U.S. Government obligations generally are considered to be the safest short-term investment. The U.S. Government guarantee of the securi-ties owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

 .TAX-EXEMPT PORTFOLIO
  THE TAX-EXEMPT PORTFOLIO SEEKS MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES TO THE EXTENT CONSISTENT WITH STABILITY OF PRINCIPAL. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obliga-tions.

  Under normal market conditions at least 80% of the Portfolio's total assets will, as a fundamental policy, be invested in obligations issued by or on be-half of states, territories and possessions of the United States and the Dis-trict of Columbia and their political subdivisions, agencies and instrumental-ities, the income from which is exempt from federal income tax ("Municipal Se-curities"). In compliance with the position of the staff of the Securities and Exchange Com-mission, the Fund does not consider "private activity" bonds as described in "Dividends and Taxes--Tax-Exempt Portfolio" as Municipal Securities for pur-poses of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

  Dividends representing net interest income received by the Tax-Exempt Port-folio on Municipal Securities will be exempt from federal income tax when dis-tributed to the Portfolio's shareholders. Such dividend income may be subject to state and local taxes. See "Dividends and Taxes--Tax-Exempt Portfolio." The Portfolio's assets will consist of Municipal Securities, temporary investments as described below and cash. The Portfolio considers short-term Municipal Se-curities to be those that mature in one year or less.

  The Tax-Exempt Portfolio will invest only in Municipal Securities which at the time of purchase:

 . are rated within the two highest ratings for Municipal Securities (Aaa OR Aa) Assigned by Moody's or (AAA or AA) assigned by S&P;

 . are guaranteed or insured by the U.S. Government as to the payment of princi-pal and interest;

 . are fully collateralized by an escrow of U.S. Government securities accept-able to the Fund's investment manager;

 . have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher;

 . are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or

 . are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager.

  Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular fa-cility or class of facilities or, in some cases, from the proceeds of a spe-cial excise tax or other specific revenue source such as the user of the fa-cility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, con-struction loan notes and other forms of short-term loans. Such notes are is-sued with a short-term maturity in anticipation of the receipt of tax pay-ments, the proceeds of bond placements or other revenues. A more detailed dis-cussion of Municipal Securities and the Moody's and S&P ratings outlined above is contained in the Statement of Additional Information. As indicated above and under "Dividends and Taxes--Tax-Exempt Portfolio," the Portfolio may in-vest in "private activity" bonds.

  The Tax-Exempt Portfolio may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment manager revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Fund's investment manager to pres-ent minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Portfolio's securities at amortized cost, the stated maturity of Municipal Securities subject to Standby Commitments is not changed.

  The Tax-Exempt Portfolio may purchase high quality Certificates of Partici-pation in trusts that hold Municipal Securities. A Certificate of Participa-tion gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of princi-pal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The qual-ity rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk pre-sented by a Certificate of Participation and in determining whether the Cer-tificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Fund's investment manager that, for most publicly of-fered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third par-ty. As to those instruments with demand features, the Portfolio intends to ex-ercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment port-folio.

  The Tax-Exempt Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed deliv-ery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

  A security purchased on a when-issued basis, like all securities held by the Tax-Exempt Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthi-ness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. There-fore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no inter-est accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value--Determining Share Price."

  The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquir-ing the securities, but the Portfolio reserves the right to sell these securi-ties before the settlement date if deemed advisable. The sale of these securi-ties may result in the realization of gains that are not exempt from federal income tax.

  In seeking to achieve its investment objective, the Tax-Exempt Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regu-lar basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's as-sets are concentrated in Municipal Securities payable from revenues on economi-cally related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

  From time to time, as a defensive measure or when acceptable short-term Mu-nicipal Securities are not available, the Tax-Exempt Portfolio may invest in taxable "temporary investments" which include:

 .  obligations of the U.S. Government, its agencies or instrumentalities;

 .  debt securities rated within the two highest grades by Moody's or S&P;

 . commercial paper rated in the two highest grades by either of such rating services;

 .  certificates of deposit of domestic banks with assets of $1 billion or more;
   and

 .  any of the foregoing temporary investments subject to repurchase agreements
   (Repurchase agreements are discussed below).

  Interest income from temporary investments is taxable to shareholders as or-dinary income. Although the Portfolio is permitted to invest in taxable securi-ties, it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Dividends and Taxes." For a de-scription of the ratings, see "Appendix--Ratings of Investments" in the State-ment of Additional Information.

THE FUND
  In addition to the specific investment objective and policies listed above, each Portfolio limits its investments to securities that meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value--Determining Share Price."

  Each Portfolio may invest in instruments that have interest rates that adjust periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by ref-erence to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the po-tential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some ob-jective standard intended to minimize fluctuation in the values of the instru-ments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Port-folio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

  Each Portfolio may invest in repurchase agreements, which are instruments un-der which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other de-fault of a seller of a repurchase agreement, a

Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

  A Portfolio may not borrow money except as a temporary measure for extraor-dinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. If for any reason the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three business days, reduce its indebtedness to the extent necessary. No Port-folio will borrow for leverage purposes.

  The Fund has adopted for each Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of such Portfolio cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of such Portfolio present at a meeting where more than 50% of the out-standing shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Portfolio.

                   NET ASSET VALUE--DETERMINING SHARE PRICE

  The price you pay when you buy shares in a Portfolio and the price you re-ceive if you redeem is the net asset value computed after we receive your or-der to buy or redeem in proper form (as described under "How To Buy Shares"). The net asset value per share of each Portfolio is calculated by dividing the total value of the assets of the Portfolio, minus its liabilities, by the to-tal number of its shares outstanding.

  The net asset value per share of each Portfolio is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time for the Money Market and Government Securities Portfo-lios and at 11:00 a.m. and 3:00 p.m. Central time for the Tax-Exempt Portfo-lio. Each Portfolio seeks to maintain a net asset value of $1.00 per share.

  Each Portfolio values its portfolio instruments at amortized cost in accor-dance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of each Portfolio's investments valued at amortized cost with market-based value. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by repu-table sources at the mean between the bid and asked prices for the instru-ments. If a deviation of 1/2of 1% or more were to occur between a Portfolio's net asset value per share calculated by reference to market-based values and a Portfolio's $1.00 per share net asset value, or if there were any other devia-tion that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amor-tized cost, the Portfolios purchase only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolios limit their portfolio investments to securi-ties that meet the quality and diversification requirements of Rule 2a-7. Under the quality requirements of Rule 2a-7, the Portfolios may only purchase U.S. Dollar denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "Eligible Securities" as defined in Rule 2a-7. "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of na-tionally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that a Portfolio may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that are Eligible Securities that have not been rated in the highest category by the required number of rating organi-zations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements of such securities. Although the Rule 2a-7 diversification requirements do not currently apply to the Tax-Exempt Portfo-lio, pursuant to the Portfolio's investment restrictions, the Portfolio will not invest more than 5% of its assets (measured at the time of acquisition) in securities of any one issuer (except U.S. Government securities). See "Invest-ment Restrictions" in the Statement of Additional Information.

                               HOW TO BUY SHARES

  Whether you're opening an account or adding to it, we hope that you'll find that we've made your shareholder transactions easy. Shares of each Portfolio are sold at their net asset value with no sales charge. To open an account you should use the Account Application available from the Fund and choose one of the methods outlined below. Call 1-800-537-6001 if you have questions or need assistance.

 . INVESTMENT AMOUNTS
The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. For an Individual Retirement Account ("IRA"), the minimum initial investment is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit and Government Direct Deposit, the minimum periodic investment is $50. These minimum amounts may be changed at any time in management's discretion.

 . BY MAIL
  Complete the Account Application and mail it with your check (payable to KMMF followed by the Portfolio name) to the Fund's Shareholder Service Agent to:
  Kemper Service Company
  Transfer Agency Division
  P.O. Box 419356
  Kansas City, Missouri 64141-6356.
Subsequent purchase orders should be sent to:
  Kemper Service Company
  Transfer Agency Division   P.O. Box 419154   Kansas City, Missouri 64141-
6154.

  Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Central time on the next business day after receipt and such shares will receive the dividend for the next day following the day that the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, the check must normally clear before shares will be purchased. See "Pur-chase and Redemption of Shares" in the Statement of Additional Information.

 . BY WIRE

  If you open your account by wire, your money is invested faster than if you mail a check, so you'll start earning dividends sooner. To open an account through wire transfer, call a Kemper Money Fund Specialist, toll free at 1-800-537-6001 to obtain an account number. Then have your bank or broker wire Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), together with your account number, the names of the Fund and the Portfolio and the name in which your account is registered, to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the sub-custodian for the Fund. Your account will then be opened and the order for purchase of Fund shares will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 1:00 p.m. Central time net asset value determina-tion for the Money Market and the Government Securities Portfolios, and at or prior to the 11:00 a.m. Central time net asset value determination for the Tax-Exempt Portfolio. The Fund accepts wires at no charge, although your bank may charge you for this service.

 . BY ELECTRONIC FUNDS TRANSFER
  Please see "Special Features" for more information on buying shares using electronics funds transfer such as:
  EXPRESS-TRANSFER
  BANK DIRECT DEPOSIT
  PAYROLL DIRECT DEPOSIT
  GOVERNMENT DIRECT DEPOSIT
via the Automated Clearing House ("ACH") System.

 . IN PERSON
  In downtown Chicago, you can make a direct investment at the Customer Serv-ice Center at 120 South LaSalle Street, 15th Floor, with the assistance of customer service representatives. In Kansas City, you can make a direct in-vestment at 811 Main Street, 7th Floor.

OTHER INFORMATION
  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 mil-lion is subject to prior approval by the Fund. Share certificates are issued only on request to the Fund. Investments may also be made in the Fund through broker-dealers and others, who may charge a commission or other fee for their services. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop pay-ment order.

  You should direct inquiries to Kemper Service Company, the Fund's Share-holder Service Agent at 811 Main Street, Kansas City, Missouri 64105-2005 or 1-800-621-1048.

                              HOW TO SELL SHARES

  You can access all or part of your account by selling your shares. Your shares will be redeemed at the next determined net asset value after your re-quest has been received in proper form. If processed at 3:00 p.m. Central time, you will receive that day's dividend on the shares you sold. You may use either the regular or expedited redemption procedures described in this section to sell your shares. If you redeem all your shares of a Portfolio, you will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

 .BY MAIL

  Send a written request signed by all account owners stating the amount to be redeemed and specifying the account number and Portfolio from which shares are to be redeemed to:
  Kemper Service Company
  Transfer Agency Division
  P.O. Box 419557
  Kansas City, Missouri 64141-6557.
The request must be signed exactly as the account is registered, including any special capacity of the registered owner, and signature(s) must be guaranteed (except as noted under "By Telephone" below) by a commercial bank, trust com-pany, savings and loan association, federal savings bank, member firm of a na-tional securities exchange or other eligible financial institution. If any share certificates were issued, they must also be signed with signature(s) guaranteed. Additional documentation may be requested, and a signature guaran-tee is normally required, from institutional and fiduciary account holders such as corporations, custodians (e.g. under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

 .BY TELEPHONE

  If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a tel-ephone request or a written request by any one account holder without a signa-ture guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limita-tions on liability described under "General" below, provided that this privi-lege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through an ACH transaction may not be re-deemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redeeming shares by telephone request or by written request without a signature guaran-tee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the tele-phone redemption privilege, although you can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

 .BY WIRE

  If you wish to have the proceeds of a redemption "wire transferred" to your brokerage or bank account you need to have signed up for the privilege and have the form on file with the Shareholder Service Agent. Once the form is on file, the Shareholder Service Agent will honor redemption requests ($1,000 minimum) by telephone at 1-800-621-1048 or in writing, subject to the limita-tions on liability described under "General" below. However, the proceeds will be sent only to the single bank or trust company you have designated on the Account Application. This privilege will be terminated if the Shareholder Service Agent receives written notice from any account holder of revocation of this authority.

  Requests for wire transfer redemptions received by the Shareholder Service Agent prior to 11:00 a.m.

Central time will result in shares being redeemed that day and normally a wire transfer will be sent to the designated account that day. Dividends for that day will not be earned. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge you for wire transfers. You are responsible for any charges your firm or bank makes for sending or receiving wire trans-fers. There is a $1,000 wire redemption minimum. To change the designated ac-count to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above.

  Shares purchased by check or through an ACH transaction may not be redeemed by wire transfer until the shares have been owned for at least 15 days. You may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by tele-phone, it may be difficult to use the expedited wire redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

 .BY REDEMPTION CHECK
  If you select this method of redemption on your Account Application, you will normally receive drafts ("Redemption Checks") within 2 weeks of opening your account which you may use to draw on your Fund account, but not to close it. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed at the next deter-mined net asset value to cover the amount of the Redemption Check. This will enable you to continue earning daily dividends until the Fund receives the Re-demption Check.

  You may write Redemption Checks payable to the order of any person in any amount not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $500 since a $10 service fee will be charged as described below. In addition, Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends.

  Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. If the Shareholder Service Agent receives written notice by any owner revoking the authorization to sign indi-vidually, all account owners will be required to sign. Redemption Checks must be signed exactly as the account is registered. Shares purchased by check or through an ACH transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. You may not use this privilege to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

  The Fund may refuse to honor Redemption Checks whenever the right of redemp-tion has been suspended or postponed, or whenever the account is otherwise im-paired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of your Fund account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days; or when you request "stop payment" of a Redemption Check by telephone or in writing. A "stop payment" request may be made by calling 1-800-621-1048.

 .GENERAL
  If shares of a Portfolio to be redeemed were purchased by check or through an ACH transaction (see "Special Features--Electronic Funds Transfer Pro-grams") the Fund may delay transmittal of redemption proceeds until it has de-termined that collected funds have been received for the purchase of such shares, which will be up to 15 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire trans-fer or Redemption Check) until the shares being redeemed have been owned for at least 15 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no such delay when the shares being redeemed were originally purchased by wiring Federal Funds.

  If shares being redeemed were acquired from an exchange of shares of a mu-tual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

  Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individ-ual and institutional accounts and pre-authorized telephone redemption trans-actions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account appli-cation. The Fund or its agents may be liable for losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agent reasonably believe, based upon rea-sonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verifica-tion procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon in-structions and sending written confirmations.

  Because of the high cost of maintaining small accounts, THE FUND MAY ASSESS A MONTHLY FEE OF $3 ON ANY ACCOUNT WITH A BALANCE BELOW $1,000 FOR 30 CONSECUTIVE DAYS. The fee will not apply to accounts enrolled in an automatic investment program or to IRAs. See "How To Buy Shares".

                               EXCHANGING SHARES

  Diversification is at the heart of most effective investment planning. That's why we make it easy for you to exchange your shares of Kemper Money Market Fund for shares of the Kemper Funds. Please remember that money market shares you acquire by dividend reinvestment may be exchanged into a Kemper Mu-tual Fund with no sales charge; though shares you purchase are subject to the applicable sales charge.

  The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Ex-changes are made based on relative dollar values of the shares involved in the exchange. We don't charge you a service fee for an exchange; however, dealers or other firms may charge for their services. To exchange shares, call us or contact your financial adviser to obtain prospectuses of the Kemper Funds in which you are interested. You may make an exchange by mail or by telephone:

 . BY TELEPHONE
  Once you've completed the authorization section on the account application and we have it on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on lia-bility described under "How To Sell Shares--General." During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege.

 . BY MAIL

  Send your request to:

  Kemper Money Market Fund

  P.O. Box 419557

  Attention: Exchange Department

  Kansas City, Missouri 64141-6557

  Exchanges will be effected by redemption of shares of the fund held and pur-chase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depend-ing upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Any certificates for shares must be de-posited prior to any exchange of such shares. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE
  The owner of $1,000 or more of the shares of a Kemper Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of another such Kemper Fund. If selected, exchanges will be made auto-matically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that there is no minimum investment requirement for the Kemper Fund acquired on exchange. This privilege may not be used for the exchange of shares held in certificated form.

  Subject to the limitations described in this section, Class A Shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kem-per Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Fund, Kemper U.S. Government Secu-rities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Re-serves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value+Growth Fund and Kemper-Dreman Fund, Inc. ("Kemper Mutual Funds") and certain "Money Market Funds" (Kemper Money Market Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by pur-chase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Shares purchased by check or through an ACH transaction may not be exchanged until they have been owned for at least 15 days. In addition, shares of Kemper Funds, other than a Money Market Fund and Kemper Cash Reserves Fund, acquired by exchange from another fund may not be exchanged thereafter until they have been owned for 15 days. Series of Kemper Target Equity Fund will be available on exchange only during the Offer-ing Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with Kemper Distributors, Inc. with respect to such funds. Exchanges may only be made for funds that are available for sale in the share-holder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and Tax-Exempt New York Money Market Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania.

SPECIAL RETIREMENT PLANS
  Shareholders of the Money Market Portfolio who have purchased shares because they are participants in tax-exempt retirement plans of KFS and its affiliates may exchange their shares for Class I shares of any "Kemper Mutual Fund" listed above to the extent that they are available through their plan. Con-versely, shareholders of Class I shares may exchange their shares for shares of the Money Market Portfolio if the shareholders of Class I shares have pur-chased shares because they are participants in tax-exempt retire-ment plans of KFS and its affiliates. Exchanges will be made at the shares' relative net asset values through their plan. Exchanges are subject to the lim-itations set forth above.

                                SPECIAL FEATURES
 . KEMPER MONEY-PLUSSM ACCOUNT

  The Kemper Money-PLUSSM Account is a cash management program offering a com-bination of features and benefits. The program includes checkwriting (no mini-mum dollar amount) and a VISA(R) Gold Check Card (a debit card). The INVESTORS MONEYCARDSM VISA(R) is issued by Investors Fiduciary Trust Company ("IFTC"). Currently, the fee for this service is $65 a year with charges for additional checks. There is a fee of $1.00 per transaction for use of Automated Teller Ma-chines. The minimum initial account balance required to be eligible for this privilege is $5,000. You may use only the Redemption Checks provided through the Kemper Money-PLUSSM Account. Any check for an amount in excess of the funds available for redemption from the shareholder's account will be returned and will subject the account to additional service fees. If you have the INVESTORS MONEYCARDSM VISA(R) and request an expedited wire transfer redemption, the wire will be sent on the next business day following the request. Fees and features of the Kemper Money-PLUSSM Account are subject to modification. This program is available only to those who are residents of the United States. Shareholders should contact the Shareholder Service Agent at 1-800-537-6001 for more information.

 . ELECTRONIC FUNDS TRANSFER PROGRAMS

  For your convenience, the Fund has established several investment and redemp-tion programs using electronic funds transfer via the ACH System which are de-scribed below. There is currently no charge by the Fund for these programs. Shareholders should contact the Shareholder Service Agent at 1-800-621-1048 for more information.

 . EXPRESS-TRANSFER With just one easy phone call, EXPRESS-Transfer quickly and conveniently transfers money (maximum $50,000) from your bank, savings and loan or credit union account to purchase shares in the Fund. You can also redeem shares (minimum $500 and maximum $50,000) from your Fund account and transfer the proceeds to your bank, savings and loan or credit union checking account. When you choose to participate in the EXPRESS-Transfer program, you designate the bank, savings and loan or credit union account which will be debited or credited under the program. After you have received a notice confirming that this service has been added to your Fund account, please allow a minimum of 20 days for bank notification and processing. By choosing to participate in this program, you authorize the Shareholder Service Agent to rely upon telephone in-structions from any person to transfer the specified amounts between your Fund account and your predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "How To Sell Shares--General." The Shareholder Service Agent will then purchase or redeem sufficient full and fractional shares in your account to satisfy the request. Once you are enrolled in EXPRESS-Transfer, you can initiate a transaction by simply calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Central time. See "How To Sell Shares--General" for informa-tion on our 15 day hold policy. Any account holder may terminate this privilege by sending written notice to Kemper Money Market Fund, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts. This program may not be used for tax-deferred plans such as Individual Retirement Accounts
(IRAs).

 . BANK DIRECT DEPOSIT You may establish an automatic investment program with your Fund account. With Bank Direct Deposit, monthly investments (maximum $50,000) are made automatically from your account at a bank, savings and loan, or credit union into your Fund account. By signing up for this privilege, you authorize the Fund and its agents to take money out of your predesignated bank, savings and loan or credit union account and invest that money in your Fund ac-count. Any account owner may terminate this privilege simply by sending written notice to Kemper Money Market Fund, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Serv-ice Agent has had a reasonable time to act upon the request. This privilege may not be used with passbook savings accounts.

 . PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT You may conveniently in-vest in the Fund through Payroll Direct Deposit or Government Direct Deposit. You can arrange to have all or a portion of your net pay or government check automatically invested in your Fund account each payment period. You may termi-nate your participation in these programs by giving written notice to your em-ployer or the government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of your employer or the government agency making the payment or any financial institution transmit-ting payment.

  To use these features, your financial institution must be affiliated with the ACH System. This ACH affiliation permits the Shareholder Service Agent to elec-tronically transfer money between your bank account or employer's payroll bank in the case of Payroll Direct Deposit or the U.S. Government in the case of Government Direct Deposit, and your Fund account. Your financial institution's crediting policies for these transferred funds may vary. These features may be amended or terminated at any time by the Fund.

OTHER SPECIAL FEATURES
  Information about the following special features is contained in the State-ment of Additional Information. Additional information may also be obtained by contacting Kemper Shareholder Services at 1-800-621-1048.
  --Systematic Withdrawal Programs
  --Tax Sheltered Retirement Programs

                              DIVIDENDS AND TAXES

 . DIVIDEND PAYMENT
  To help keep your account growing, dividends from any Portfolio are automati-cally reinvested in additional shares of that Portfolio, unless you request payment by check on your account application or make such a request later. Div-idends are declared daily and paid monthly.

  Dividends are normally reinvested on the 25th of each month if a business day, otherwise on the prior business day. If you've chosen to receive dividends in cash, checks will be mailed monthly to you or any person you designate. Shareholders may request this option by contacting the Shareholder Service Agent (see "How To Buy Shares").

 . DIVIDEND EXCHANGE PRIVILEGE

  Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Fund offering this privilege at the net asset value of the other fund. See "Exchanging Shares" for a list of these Kemper Funds. To use this privilege of investing Fund dividends in shares of another Kemper Fund, shareholders must maintain either a minimum account value of $1,000 in this

Fund and a minimum account value of $1,000 in the fund in which dividends are reinvested. Share certificates will only be issued on request.

 .TAXABLE PORTFOLIOS
  The Money Market Portfolio and the Government Securities Portfolio each in-tend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and if so qualified will not be subject to federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as or-dinary income whether received in cash or reinvested in additional shares. Div-idends from these Portfolios do not qualify for the dividends received deduc-tion available to corporate shareholders.

 .TAX-EXEMPT PORTFOLIO
  The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for fed-eral income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated in-vestment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax pur-poses, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. All taxpayers will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned dur-ing the year, including exempt-interest dividends from the Tax-Exempt Portfolio.

  Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent pro-vided by regulations to be issued by the Secretary of the Treasury, exempt-in-terest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio re-ceives from private activity bonds, reduced by allowable deductions. For the 1994 calendar year, 10% of the net interest income of the Tax-Exempt Portfolio was derived from "private activity bonds."

  Exempt-interest dividends, except to the extent of interest from "private ac-tivity bonds," are not treated as a tax preference item. For a corporate share-holder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax pref-erence item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

  Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified in-come includes adjusted gross income, tax-exempt interest, including exempt-in-terest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

  The tax exemption of dividends from the Tax-Exempt Portfolio for federal in-come tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax adviser as to the status of their accounts under state and local tax laws.

 .THE FUND
  Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on De-cember 31 of the calendar year in which declared for federal income tax pur-poses. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distri-bution requirements contained in the Code.

  Each Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) ac-counts are required by law to withhold 20% of the taxable portion of any dis-tribution that is eligible to be "rolled over." The 20% withholding require-ment does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

  After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction, except that statements will be sent quarterly for dividend reinvestment and periodic investment and redemp-tion programs. Tax information will be provided annually. Shareholders are en-couraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete rec-ords may obtain historical account transaction information at a reasonable fee.

                              INVESTMENT MANAGER


  Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. KFS has been engaged in the management of investment funds for more than forty-five years and is one of the largest investment managers in the country. KFS and its affiliates pro-vide investment advice and manage investment portfolios for the Kemper Funds, the Kemper insurance companies, Kemper Corporation and other corporate, pen-sion, profit-sharing and individual accounts representing approximately $63 billion under management, including $13 billion in money market fund assets. KFS acts as investment manager for 26 open-end and seven closed-end investment companies, with 64 separate investment portfolios, representing more than 3 million shareholder accounts. KFS is a wholly-owned subsidiary of Kemper Financial Companies, Inc., which is a financial services holding company that is more than 99% owned by Kemper Corporation ("Kemper"), a diversified insur-ance and financial services holding company.

  Kemper has entered into a definitive agreement with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper would be acquired by the investor group in a merger transaction. As part of the transaction, Zu-rich or an affiliate would purchase KFS. The Kemper and Zurich boards have ap-proved the transaction. In addition, because the transaction would constitute an assignment of the Fund's investment management agreement with KFS under the Investment Company Act of 1940, and therefore a termination of such agreement, KFS has received approval of a new agreement from the Fund's board and share-holders. Consummation of the transaction is subject to remaining contingen-cies, including state insurance department regulatory approvals. The investor group has informed Kemper that it expects the transaction to close early in 1996.

  Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by KFS. The investment management agreement provides that KFS shall act as the Fund's investment adviser, manage its investments and provide it with various serv-ices and facilities.

  For the services and facilities furnished, the Fund pays an annual invest-ment management fee, payable monthly, on a graduated basis ranging from .50 of 1% of the first $215 million of average daily net assets of the Fund, to .25 of 1% of average daily net assets of the Fund over $800 million.

  Kemper Distributors, Inc. ("KDI"), 120 South LaSalle Street, Chicago, Illi-nois 60603, an affiliate of KFS, is the principal underwriter of the Fund and acts as agent of the Fund in the sale of its shares.

  Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have cus-tody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Com-pany, 811 Main Street, Kansas City, Missouri 64105, an affiliate of KFS, serves as Shareholder Service Agent of the Fund.

                                  PERFORMANCE

  The Fund may advertise several types of performance information for a Port-folio, including "yield," "effective yield," "total return," "average annual total return" and, for the Tax-Exempt Portfolio only, "tax equivalent yield." Please remember that performance information is based upon historical earnings and is not representative of future performance. The yield of a Portfolio re-fers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual pe-riod and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Average an-nual total return and total return measure both net investment income and any realized or unrealized appreciation or depreciation of, a Portfolio's invest-ments, assuming reinvestment of all dividends. Average annual total return represents the average annual percentage change over the period and total re-turn represents the aggregate percentage or dollar value change over the peri-od. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Tax-Exempt Portfolio's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of the Tax-Exempt Portfolio's yield that is tax-exempt.

  The performance of a Portfolio may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund re-porting services such as Lipper Analytical Services, Inc. ("Lipper"). A Port-folio's performance and its relative size may be compared to other money mar-ket mutual funds as reported by IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MON-

ITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Portfolio also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which adjusts its return for the effects of inflation.

  Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which a Port-folio may invest over periods reflecting a variety of market or economic con-ditions either alone or in comparison with alternative investments, perfor-mance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

  Each Portfolio's returns will fluctuate. Shares of the Fund are not insured. Additional information concerning a Portfolio's performance appears in the Statement of Additional Information.

                               CAPITAL STRUCTURE

  The Fund is an open-end, diversified, management investment company, orga-nized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 29, 1985, the Money Market Portfolio, pursuant to a reorga-nization, succeeded to the assets and liabilities of Kemper Money Market Fund, Inc., a Maryland corporation organized on September 19, 1974. Effective Novem-ber 14, 1986, the Government Securities Portfolio succeeded to the assets and liabilities of Kemper Government Money Market Fund, a business trust organized under the laws of Massachusetts on August 9, 1985. Effective November 29, 1985, Kemper Government Money Market Fund succeeded to the assets and liabili-ties of Kemper Government Money Market Fund, Inc., a Maryland corporation or-ganized November 3, 1981. The Tax-Exempt Portfolio commenced public offering of its shares on September 10, 1987. The Fund may issue an unlimited number of shares of beneficial interest, all having no par value. While only shares of the three previously described Portfolios are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and re-strictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transfer-able without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or ap-proving an investment management agreement. Subject to the Agreement and Dec-laration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate except when voting in the ag-gregate is required under the 1940 Act, such as for the election of trustees.

                          ACCOUNT SERVICES DIRECTORY

       To avoid delays in the future, it is a good idea to sign up for account services

           and features at the time an account is opened.
TO OPEN A NEW ACCOUNT

If you would like to open a new account or need a question answered, call a Kemper Money Fund Specialist between 8 a.m. and 6 p.m. Central time at 1-800-537-6001.

CURRENT ACCOUNT ASSISTANCE

If you have a question about a current account, call a Shareholder Services Representative between 7 a.m. and 6 p.m. Central time, Monday through Friday, and between 9 a.m. and 2 p.m. Central time on Saturday at 1-800-621-1048.

For better service, please have your account number and your most recent statement at hand. For a special phone line for hearing impaired shareholders with a TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD), call 1-800-972-3006.


24-HOUR ACCOUNT INFORMATION

From a touch-tone phone, you can use KemperACCESS, our automated account in-formation service, to obtain the following information 24 hours a day (1-800-972-3060):

 . account balance

               . last dividend paid

 . current yield

               . transaction confirmation


 . pre-authorized transfers to and from a bank account

CHECKWRITING

You can write any number of checks for $500 or more against your available account balance. See MoneyPlusSM Account for a no-minimum checking option.

AUTOMATIC CHECK DEPOSIT

You can save time by signing up for direct deposit of Payroll or Government checks into your Kemper Money Market Fund account. Ask your employer about how to arrange this with all or part of your paycheck. Government Direct Deposit forms are available by calling 1-800-621-1048.

AUTOMATIC INVESTING

If you already directly deposit your paycheck into a bank account, you may want to consider using Bank

Direct Deposit to help set aside some money for the future. You specify the frequency and amount of your investment, and Kemper will automatically have money from your personal checking or savings account transferred to your Kem-per Money Market Fund account. And this service may be changed at any time . . . even deferred for a few months if you need to.

MONEY-BY-PHONE

You can make transfers from your money market account to your bank account with just a phone call if you sign up for EXPRESS-Transfer. This feature also allows you to transfer money to your Kemper Money Market account over-the-phone. These transfers generally take 1-2 days, depending on the time of day that you call Shareholder Services.

You can also request an expedited (same day) wire transfer from your money market account to your bank if you call before 11 a.m. Central time ($1,000 minimum redemption).

AUTOMATIC BILL-PAYING

The Systematic Withdrawal feature can be used to pay a regular, important bill such as a mortgage or car payment. You designate when and how much, and Kemper will make the payment directly from your money market account.

MONEYPLUSSM ACCOUNT

A powerful money management feature that makes it easy and economical to use your Kemper Money Market Fund for day-to-day transactions. For a $65 annual fee, you get unlimited checkwriting and a VISA Gold Check Card to use for debit and ATM transactions. For special forms to sign-up for this add-on fea-ture, call 1-800-537-6001. For customer service on the VISA card, call 1-800-346-8904.

EXCHANGES WITH KEMPER MUTUAL FUNDS

You can exchange between Kemper Funds with just a phone call to Shareholder Services between 8 a.m. and 3 p.m. Central time, Monday through Friday. To ex-change between the Kemper Funds, call Kemper Shareholder Services at 1-800-621-1048.

[LOGO OF KEMPER MUTUAL FUNDS]
We're Building Tomorrows Today/SM/



Investment Manager
KEMPER FINANCIAL SERVICES, INC.
Principal Underwriter:
KEMPER DISTRIBUTORS, INC.
120 South LaSalle Street
Chicago, Illinois 60603


                                  PROSPECTUS
                                --------------

                                 Kemper Money
                                  Market Fund


                               November 20, 1995

                            ----------------------
                            Money Market Portfolio

                        Government Securities Portfolio

                             Tax-Exempt Portfolio
                            ----------------------




                                    Kemper
                         [LOGO OF KEMPER MUTUAL FUNDS]